THE BEEHIVE FUND (the "Fund")

Supplement dated May 6, 2016 to the Statement of Additional Information ("SAI") dated May 1, 2016

1.	The sub-section entitled "Portfolio Manager Ownership of the Fund," beginning on page 20 of the SAI, is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Ownership in the Fund. The Advisor has provided the following information regarding each portfolio manager's ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2015
William G. Spears	Over $1,000,000
Robert M. Raich	Over $1,000,000
James E. Breece	$100,001 – $500,000
Paul F. Pfeiffer	$500,001 – $1,000,000

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For more information, please contact a Fund customer service representative toll free at
 (866) 684-4915.

PLEASE RETAIN FOR FUTURE REFERENCE.